SUPPLEMENT DATED NOVEMBER 20, 2008
            TO THE PROXY STATEMENT/PROSPECTUS DATED OCTOBER 28, 2008
                                       OF
             SELIGMAN MUNICIPAL FUND SERIES, INC., ON BEHALF OF ITS
            SELIGMAN NATIONAL MUNICIPAL CLASS (the "National Fund")
                                 AND RELATING TO
             SELIGMAN SELECT MUNICIPAL FUND, INC. (the "Corporation)


On November 7, 2008, RiverSource Investments, LLC ("RiverSource") completed its acquisition (the "RiverSource Transaction") of all of the outstanding capital stock of J. & W. Seligman & Co. Incorporated ("Seligman"). On such date RiverSource became the investment manager to each of the National Fund and the Corporation. Shareholders of the National Fund had approved the new investment management services agreement with RiverSource at a special meeting of shareholders held on November 3, 2008, and RiverSource is acting as the investment manager to the Corporation under an interim investment management services agreement that is effective for a period of up to 150 days (through April 5, 2009).

There has been no change to the portfolio managers of the Corporation or National Fund as a result of RiverSource's acquisition of Seligman.

Effective immediately, the following changes are hereby made to the proxy statement/prospectus:

Under the caption "MANAGEMENT OF THE FUNDS," the first two paragraphs are hereby superseded and replaced with the following information:

On November 7, 2008, RiverSource completed its acquisition of all of the outstanding capital stock of Seligman. As a result of, and on the date of, the completion of the RiverSource Transaction, RiverSource became the investment manager to each of the National Fund and the Corporation, and their respective management agreements with Seligman terminated. Shareholders of the National Fund had approved the new investment management services agreement with RiverSource at a special meeting of shareholders held on November 3, 2008, and RiverSource is acting as the investment manager to the Corporation under an interim investment management services agreement that is effective for a period of up to 150 days (through April 5, 2009).

RiverSource, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other funds in the Seligman Group of Funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise"). Ameriprise is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the Seligman Group of Funds, RiverSource manages investments for the RiverSource funds, itself and its affiliates. For institutional clients, RiverSource and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource seeks to allocate investment opportunities in an equitable manner over time.

Effective November 7, 2008, the National Fund and the Corporation pay RiverSource a fee for managing their respective assets. The fee paid to RiverSource by each of the National Fund and the Corporation is at the same annual rate as the fee paid by such fund to Seligman prior to November 7, 2008.

The following information is added to the end of the section under the caption "DESCRIPTION OF SECURITIES TO BE ISSUED":

The Seligman Group of Funds, including the National Fund and the Corporation, are part of the RiverSource complex of funds which, in addition to RiverSource funds, includes RiverSource Partners funds and Threadneedle funds. Each of the funds in the RiverSource complex shares the same Board of Directors/Trustees (in the case of the Corporation, this is not currently the case but will be if the Corporation's shareholders elect the nominees recommended by the Board of Directors at the upcoming Special Meeting). However, the Seligman Group of Funds do not share the same policies and procedures, as the other funds in the RiverSource complex and may not be exchanged for shares of RiverSource funds, RiverSource Partners funds or Threadneedle funds.

The following information is added to the end of the section under the caption "Conditions to Closing and Effectiveness of the Proposals"

As stated in the proxy statement/prospectus, the Acquisition is subject to the approval by National Fund's shareholders of a new investment management services agreement with RiverSource in respect of National Fund. On November 3, 2007 the stockholders of National Fund approved such investment management agreement with National Fund and therefore such condition has been satisfied. The Acquisition remains subject to certain other terms and conditions. In addition, as further stated in the proxy statement/prospectus, if approved by the Corporation's stockholders, the effectiveness of the new investment management services agreement between RiverSource and the Corporation (Proposal 2) and the election of each Nominee (Proposal 3) are contingent upon the completion of the RiverSource Transaction. As the RiverSource Transaction was completed on November 7, 2008, such contingency no longer exists.